UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                        Indiana                               1-15983                           38-3354643
        (State or other jurisdiction          (Commission                     (IRS Employer

                of incorporation)                       File No.)                      Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

ArvinMeritor, Inc. today repaid in full at stated maturity the outstanding principal amount of approximately $77 million (together with accrued interest thereon) of its 6.8% notes due February 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         ARVINMERITOR, INC.

By: /s/ Vernon G. Baker, II_____
                Vernon G. Baker, II

                                                                    Senior Vice President and General Counsel

Date: February 17, 2009